Exhibit 4.1

Number
Protagonist Therapeutics
Protagonist Therapeutics, Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
Shares
CUSIP 74366E 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
SPECIMEN
is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.00001 PAR VALUE PER SHARE, OF
PROTAGONIST THERAPEUTICS, INC.
transferable on the books of the Corporation in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED
PRESIDENT AND CHIEF EXECUTIVE OFFICER
Protagonist Therapeutics, Inc.
CORPORATE
SEAL
DELAWARE
CHIEF FINANCIAL OFFICER
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY) TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE
SECURITY-COLUMBIAN UNITED STATES BANKNOTE CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT– Custodian
TEN ENT	– as tenants by the entireties	(Cust) (Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                          HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of Common Stock of the Corporation represented by this Certificate and does hereby irrevocably constitute and appoint attorney

to transfer the said shares of Common Stock on the books of the Corporation, with full power of substitution in the premises.

Dated

X

X
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.